UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 8, 2007

Cellu Tissue Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-118829	06-1346495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1855 Lockeway Drive
Suite 501
Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (678) 393-2651

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Cellu Tissue Holdings, Inc. announced today that Dianne M. Scheu, chief financial officer, is retiring from the Company.

The press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following is being furnished as an exhibit to this Current Report on Form 8-K:

(d) Exhibits

99.1               Release, dated May 8, 2007, “Cellu Tissue Holdings, Inc.
Announces Departure of Chief Financial Officer” furnished pursuant to Item 5.02

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellu Tissue Holdings, Inc.
(Registrant)

Date: Mary 8, 2007	By:	/s/ Dianne M. Scheu
Ms. Dianne M. Scheu
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

99.1               Release, dated May 8, 2007, “Cellu Tissue Holdings, Inc.
Announces Departure of Chief Financial Officer”